UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           October 21, 2004

Sea Pines Associates, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-17517	57-0845789

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Greenwood Drive, Hilton Head Island, South Carolina	29928

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (843) 785-3333

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On October 21, 2004, Ernst & Young LLP (“Ernst & Young”) resigned, effective as of such date, as the principal accountant to audit the financial statements of Sea Pines Associates, Inc. (“Sea Pines”). The resignation was the sole decision of Ernst & Young and was neither approved nor recommended by the audit committee of Sea Pines’ board of directors. On October 21, 2004, Sea Pines’ audit committee engaged Hancock, Askew & Co., LLP as the principal accountant to audit Sea Pines’ financial statements.

     Ernst & Young’s reports on Sea Pines’ financial statements for its last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During Sea Pines’ two most recent fiscal years and the subsequent interim period through October 21, 2004, (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreements in their reports on the financial statements for such periods, and (ii) there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

     During Sea Pines’ fiscal years ended October 31, 2003 and 2002, and the subsequent interim period from November 1, 2003 through October 21, 2004, Sea Pines did not consult Hancock, Askew & Co., LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Sea Pines’ financial statements nor did Sea Pines consult Hancock, Askew & Co., LLP regarding any matter that was the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event.

     Sea Pines provided Ernst & Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of Ernst & Young’s letter to the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibit is filed with this current report on Form 8-K:

Exhibit
Number	Description

16	Letter from Ernst & Young, LLP to the Securities and Exchange Commission dated October 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sea Pines Associates, Inc.

(Registrant)

Date	October 26, 2004	/s/ Michael E. Lawrence

Michael E. Lawrence, Chief Executive Officer